Other long-term liabilities - Based on Maximum Amounts Funded Payments Under Leases Due to Lessors for All Five Vessels (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Other Long Term Liabilities [Abstract]
2016	$ 36,898
2017	39,812
2018	40,156
2019	40,526
2020	128,970
Thereafter	122,314
Capital Leases, Future Minimum payments Due, Total	408,676
Less amounts representing interest	(65,909)
Capital Lease Obligation	$ 342,767